                                                                     EXHIBIT 10C

                                AMENDMENT NO. 2
                                       to
                          THE LINCOLN ELECTRIC COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


        The Lincoln Electric Company Supplemental Executive Retirement Plan, effective January 1, 1994, is hereby amended, effective September 28, 1995, pursuant to Section 9.1 thereof, as follows:

        1.  Section 2.1 shall be amended by adding thereto the following:

         "SPOUSE" means the person to whom a Participant is legally married at the specified time.

        2.  Article VI shall be amended to read as follows:

                                   ARTICLE VI
               PAYMENT OF BENEFIT ON OR AFTER DEATH OR DISABILITY

        Section 6.1 Commencement of Benefit Payments Before Vesting.
                    -----------------------------------------------

        If a Participant dies or becomes Disabled while employed by his Employer but prior to becoming entitled to a Retirement Benefit under Section 5.1, the Committee may provide that the Participant or his surviving Spouse shall receive a Benefit computed under Section 4.2, as if the Participant had retired immediately prior to his death or Disability and, if such death or Disability occurred prior to his attainment of age fifty-five (55), as if he had attained such age.

        Section 6.2 Commencement of Benefit Payments After Vesting.
                    ----------------------------------------------

        If a Participant dies or becomes Disabled while employed by his Employer after becoming entitled to a Retirement Benefit under Section 5.1 but prior to commencing the receipt of his Benefit, he or his surviving Spouse shall receive a Benefit computed under Section 4.2 as if the Participant had retired immediately prior to his death or Disability at his then attained Age.



        Section 6.3 Form of Payment.
                    ---------------

        Any Benefit payable under this Article VI to a Participant who is Disabled shall be paid in any form permitted under and determined in accordance with Section 5.2. Any Benefit payable under this Article to the Spouse of a Participant who has died prior to commencing the receipt of his Benefit shall be paid in the form of a 100% pre-retirement spouse annuity based upon the Participant's Benefit as though he had retired the day before his death and elected a 100% joint and survivor annuity form of benefit with his Spouse as the survivor beneficiary and determined in accordance with Section 5.2.

         Section 6.4 Committee Action.
                     ----------------

         The Committee may, in its sole discretion, provide that the amount of the Retirement Benefit payable on death or Disability shall be enhanced (including, but limited to, an enhancement that takes into account projected additional Years of Service or increases in Compensation that would have occurred absent the Participant' s death or Disability).

          The undersigned, pursuant to the approval of the Board on September 28, 1995, does herewith execute this Amendment No. 2 to The Lincoln Electric Company Supplemental Executive Retirement Plan.

                                             /s/ Donald F. Hastings
                                             ----------------------------------
                                             Chairman of the Board of Directors

                               Amendment No. 1
                                      to
                         The Lincoln Electric company
                    Supplemental Executive Retirement Plan



        The Lincoln Electric Company Supplemental Executive Retirement Plan, effective January 1, 1994, is hereby amended, pursuant to Section 9.1 thereof, as follows:

     1.   A new Section 4.5 shall be added to the Plan to read as follows:

          Section 4.5 MAXIMUM RETIREMENT BENEFIT. Anything in this Plan to the contrary notwithstanding, the maximum Retirement Benefit payable under this Plan for a Participant shall not exceed $300,000, expressed as a single life annuity payable over the Participant's life, unless otherwise determined by the Committee.

     2. The definition of "compensation" in Section 2.1 shall be amended and restated to read as follows:

          "COMPENSATION" means the amount of a Participant's compensation as defined in Section 415 (c)(3) of the Code paid by the Controlled Group, but EXCLUDING ANY COMPENSATION RELATED TO EQUITY SECURITIES OF THE COMPANY (INCLUDING COMPENSATION RESULTING FROM SECTION 83(B) ELECTIONS UNDER THE CODE) AND including any salary reduction contributions that are excluded from his gross income under Sections 125, 129 or 402 (a)(8) of the Code, and including any compensation which the Participant defers under any non-qualified deferred compensation plan of the Controlled Group. (new language underlined)

          3. The third sentence of the definition of "Qualified Plan Benefit" in Section 2.1 shall be amended and restated as follows:

          For purposes of this definition, "employer-provided benefits" means all qualified retirement benefits funded exclusively by employer contributions (and earnings thereon), and shall include any previous distribution of such benefits made prior to a Participant's ATTAINMENT OF AGE 65 OR THE ACTUAL RETIREMENT DATE, IF EARLIER, including, but not limited to, in-service withdrawals, retirement and disability benefits, or distributions pursuant to any domestic relations order. (new language underlined)

          The undersigned, pursuant to the approval of the Board on May 24, 1995, does herewith execute this Amendment No. 1 to The Lincoln Electric Company Supplemental Executive Retirement Plan.


                                        /s/ D. F. Hastings
                                        -----------------------------------
                                        Chairman of the Board of Directors

                          THE LINCOLN ELECTRIC COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                Working Copy, including Amendments Nos. 1 and 2

                          THE LINCOLN ELECTRIC COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                                  Table of Contents
                                                  -----------------
                                                                                                            Page
                                                                                                            ----
ARTICLE I - GENERAL
         Section 1.1      Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         Section 1.2      Intent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II - DEFINITIONS AND USAGE
         Section 2.1      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         Section 2.2      Usage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

ARTICLE III - ELIGIBILITY AND PARTICIPATION
         Section 3.1      Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Section 3.2      Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE IV - RETIREMENT BENEFIT
         Section 4.1      Retirement Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Section 4.2      Early Retirement Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         Section 4.3      Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         Section 4.4      Other Retirement Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Section 4.5      Maximum Retirement Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

ARTICLE V - PAYMENT OF RETIREMENT BENEFIT
         Section 5.1      Payment of Retirement Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Section 5.2      Form of Retirement Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Section 5.3      Payment Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

ARTICLE VI - PAYMENT OF BENEFIT ON OR AFTER DEATH OR DISABILITY
         Section 6.1      Commencement of Benefit Payments
                                  Before Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         Section 6.2      Commencement of Benefit Payments
                                  After Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         Section 6.3      Form of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         Section 6.4      Committee Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8


ARTICLE VII - ADMINISTRATION
         Section 7.1      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         Section 7.2      Administrative Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
         Section 7.3      Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
         Section 7.4      Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
         Section 7.5      Limitation of Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9


                                                                                                             Page
                                                                                                             ----

ARTICLE VIII- CLAIMS PROCEDURE
         Section 8.1      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
         Section 8.2      Denials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
         Section 8.3      Appeals Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
         Section 8.4      Review  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10


ARTICLE IX - MISCELLANEOUS PROVISIONS
         Section 9.1      Amendment and Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
         Section 9.2      No Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
         Section 9.3      Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
         Section 9.4      Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
         Section 9.5      No Guarantee of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         Section 9.6      Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         Section 9.7      Notification of Addresses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         Section 9.8      Bonding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         Section 9.9      Withdrawal of Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12


ARTICLE X - FUNDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12




                          THE LINCOLN ELECTRIC COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                                    PREAMBLE

WHEREAS, The Lincoln Electric Company (the "Company") has established one or more qualified retirement plans that place limitations on the amount of retirement benefits available to certain key management or highly compensated employees; and

WHEREAS, the Company recognizes the unique qualifications of such employees and the valuable services they provide and desires to establish an unfunded plan to provide retirement benefits to eligible key employees that supplement what is available under such qualified plans and Social Security; and

WHEREAS, the Company has determined that the implementation of such a plan will best serve its interest in retaining key employees and ensuring benefit equity among all employees;

NOW, THEREFORE, the Company hereby establishes The Lincoln Electric Company Supplemental Executive Retirement Plan as hereinafter provided:


                                   ARTICLE I
                                    GENERAL

SECTION 1.1 EFFECTIVE DATE. This Plan shall be effective as of January 1, 1994. The rights, if any, of any person whose status as an employee of an Employer has terminated shall be determined pursuant to the Plan as in effect on the date such employee terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

SECTION 1.2 INTENT. The Plan is intended to be an unfunded plan primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees, as such group is described under Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA.


                                   ARTICLE II
                             DEFINITIONS AND USAGE

SECTION 2.1 DEFINITIONS. Wherever used in the Plan, the following words and phrases, when capitalized, shall have the meaning set forth below unless the context plainly requires a different meaning:

"ACCOUNT" means the account established on behalf of the Participant as described in Section 5.3.

"ADMINISTRATOR" means the committee established by the Company pursuant to
Section 7.1 to administer the Plan.

"BOARD" means the Board of Directors of the Company.

"CODE" means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular Code section shall include any provision that modifies, replaces or supersedes it.

"COMMITTEE" means the Compensation Committee of the Board.

"COMPANY" means The Lincoln Electric Company, a corporation organized under the laws of the state of Ohio, and any successor thereto.

"COMPENSATION" means the amount of a Participant's compensation as defined in
Section 415(c)(3) of the Code paid by the Controlled Group, but excluding any compensation related to equity securities of the Company (including compensation resulting from Section 83(b) elections under the Code) and including any salary reduction contributions that are excluded from his gross income under Sections 125, 129 or 402(a)(8) of the Code, and including any compensation which the Participant defers under any nonqualified deferred compensation plan of the Controlled Group.


"CONTROLLED GROUP" OR "CONTROLLED GROUP MEMBER" means the Company and any and all other corporations, trades or businesses the employees of which are required by Section 414 of the Code to be treated as a single employer. An entity will only be considered as a Controlled Group Member during the period that it is or was a member of the Company's Controlled Group.

"DISABILITY" or "DISABLED" means a physical or mental condition of a Participant resulting from a bodily injury, disease or mental disorder that renders him incapable of continuing his position of employment with the Employer. Such Disability shall be determined by the Committee based upon appropriate medical advice and examination, and taking into account the ability of the Participant to continue in his same, or similar, position with his Employer.

"EARLY RETIREMENT DATE" means the date the Participant has both attained age fifty-five (55) and completed twenty-five (25) Years of Service.

"EMPLOYER" means the Company or any other Controlled Group Member that adopts the Plan with the Company's consent. Any Controlled Group Member that adopts the Plan and thereafter ceases to exist, ceases to be a member of the Controlled Group or withdraws from the Plan shall no longer be considered an Employer unless otherwise determined by the Committee.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Any reference to a particular ERISA section shall include any provision that modifies, replaces, or supersedes it.

"FINAL AVERAGE PAY" means, with respect to any Participant, the average of his annual Compensation over the three (3) full Years of Service within his final consecutive full Years of Service (not to exceed seven (7) Years) that produce the highest such average; provided, however, that if a Participant has fewer than three (3) full Years of Service, "Final Average Compensation" shall mean the average of his annual Compensation during all his Years of Service.

"NORMAL RETIREMENT DATE" means the date a Participant attains age sixty (60).

"PARTICIPANT" means an eligible employee of an Employer who is participating in the Plan in accordance with Section 3.2.

"PARTICIPATION FACTOR" means the ratio determined based on active participation under the Plan. Each employee, upon becoming a Participant, shall be credited with a Participation Factor of two-tenths (.20) or such greater factor for such Participant determined by the Committee, in its sole discretion. Thereafter, a Participant will be credited with an additional one-tenth (.10) Participation Factor for each Year of Service earned while an active Participant; fractional credits shall apply for partial Years of Service. Notwithstanding the foregoing, no Participation Factor shall exceed one (1.00), and Years of Service earned after the last day of the Plan Year in which a Participant attains age sixty-seven (67) shall be disregarded for purposes of determining his Participation Factor. The Committee may, in its sole discretion, increase or authorize an increase in a Participant's Participation Factor for any reason deemed appropriate by the Committee (including, but not limited to, in consideration of the Participant's execution of a release of all claims against the Company and its affiliates in a form satisfactory to the Committee).

"PLAN" means The Lincoln Electric Company Supplemental Executive Retirement Plan, as it may be amended from time to time.

"PLAN YEAR" means the calendar year.

"QUALIFIED PLAN BENEFIT" means the annual benefit, expressed in the form of a single life annuity that can be derived from the sum of all employer-provided benefits under all plans intended to be qualified under Section 401(a) of the Code that are maintained by the Controlled Group. The amount of the single life annuity determined for any such plan which does not provide for annuity payments shall be based on a reasonable mortality assumption and an assumed interest rate of eight percent (8%). For purposes of this definition, "employer-provided benefits" means all qualified retirement benefits funded exclusively by employer contributions (and earnings thereon), and shall include any previous distribution of such benefits made prior to a Participant's attainment of age 65 or the actual retirement date, if earlier, including, but not limited to, in-service withdrawals, retirement and disability benefits, or distributions pursuant to any domestic relations order. However, Participants' salary-reduction contributions described in Section 402(a)(8) of the Code (and any earnings thereon) shall not be treated as benefits funded exclusively by Employer contributions. Notwithstanding the foregoing, if the Committee grants additional Years of Service to a Participant for purposes of determining his Retirement Benefit, "Qualified Plan Benefit" shall also include the annual benefit, determined as above, to which such Participant is entitled from all previous employers.

"RETIREMENT BENEFIT" or "BENEFIT" means the vested benefit determined under
Article IV.

"SOCIAL SECURITY BENEFIT" means the maximum annual benefit payable under the Social Security Act, relating to Old-Age and Disability benefits, determined as of a Participant's Normal Retirement Date, or upon his actual retirement date, if later.

"SPOUSE" means the person to whom a Participant is legally married at the specified time.

"TERMINATION FOR CAUSE" means the termination of a Participant's employment due to any act by the Participant which the Committee, in its complete discretion, determines to be inimical to the best interests of the Controlled Group, including, but not limited to: (i) serious, willful misconduct in respect of his duties for his Employer, (ii) conviction of a felony or perpetration of a common law fraud, (iii) willful failure to comply with applicable laws with respect to the execution of his Employer's business operations, (iv) theft, fraud, embezzlement, dishonesty or other conduct that has resulted or is likely to result in material economic damage to the Controlled Group, or (v) failure to comply with requirements of his Employer's drug and alcohol abuse policies, if any.

"YEARS OF SERVICE" means each full and partial calendar-year (in increments of one-twelfth (1/12th) for each full month) of active employment with the Controlled Group during which substantial services were rendered as an employee, commencing on the date the Participant was first employed by the Controlled Group and ending on the date he ceases to perform services for the Controlled Group. At the discretion of the Committee, a Participant may be granted additional Years of Service for purposes of determining his Retirement Benefit.

SECTION 2.2 USAGE. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.


                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION


SECTION 3.1 ELIGIBILITY. An employee of an Employer shall be eligible to participate in the Plan only to the extent, and for the period, that he is a member of a select group of management or highly compensated employees, as such group is described under Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA.

SECTION 3.2 PARTICIPATION. An employee who is eligible to participate in the Plan pursuant to Section 3.1 shall become a Participant at such time and for such period he is designated as such by the Committee.


                                   ARTICLE IV
                               RETIREMENT BENEFIT


SECTION 4.1 RETIREMENT BENEFIT. Except for Participants described in Section 4.4, the Retirement Benefit for a Participant who retires from the employ of his Employer and all Controlled Group Members on or after his Normal Retirement Date shall be an annual benefit, expressed as a single life annuity payable over the Participant's life, in an amount equal to (a) minus (b), multiplied by the Participant's Participation Factor, where:

         (a)     =        one and four hundred forty-five thousandths percent
                          (1.445%) of such Participant's Final Average Pay multiplied by his Years of Service, but not greater than sixty-five percent (65%) of the Participant's
                          Final Average Pay; and

         (b)     =          (i)   the Social Security Benefit; plus

                           (ii) the Participant's Qualified Plan Benefit, determined as of the valuation date(s) under the applicable plans that immediately precede the date the Participant retires and becomes entitled to the distribution of his Benefit under Article V or Article VI.

For purposes of making the calculation in Subsection (a) of this Section, Years of Service earned after the last day of the Plan Year in which the Participant attains age sixty-five (65) shall not be counted.

SECTION 4.2  EARLY RETIREMENT BENEFIT.  Except for Participants described in
Section 4.4, the Retirement Benefit for a Participant who retires from the employ of his Employer and all Controlled Group Members on or after his Early Retirement Date (but prior to his Normal Retirement Date) shall be the annual benefit computed under Section 4.1, but based on a projected Social Security Benefit equal to the maximum annual benefit payable under the provisions of the Social Security Act as in effect on the date of such retirement indexed forward to the Participant's Normal Retirement Date, and the annual Benefit so computed shall be reduced based on the Participant's attained age when his Benefit hereunder commences, according to the following table:

                 Participant's Attained Age        Percent Reduction
                   at Benefit Commencement             in Benefit
                 --------------------------        -----------------
                                  55                     36%
                                  56                     30%
                                  57                     24%
                                  58                     17%
                                  59                      9%
                          60 or later                     0%


SECTION 4.3  VESTING.

         (a) Except as provided below or as otherwise provided in Section 4.4, a Participant who is in the active employ of an Employer shall have a vested right to his Benefit only upon the occurrence of any of the following:

                   (i) with approval by the Committee, the attainment of his Early Retirement Date;

                  (ii)    the attainment of his Normal Retirement Date;

                 (iii)    his death prior to actual retirement; or

                  (iv)    his Disability prior to actual retirement.

         (b) Notwithstanding the preceding, a Participant's Benefits hereunder shall be forfeited, and no Benefits shall be payable hereunder with respect to him or his beneficiaries, in the event of:

                   (i) his Termination for Cause prior to receiving all or a portion of his Benefit; or

                  (ii) his termination of employment with all Controlled Group Members prior to satisfying the requirements for vesting set forth in Subsection (a) of this Section.


SECTION 4.4  OTHER RETIREMENT BENEFITS.  In lieu of the Benefit provided under
Section 4.1 or 4.2, the Committee may, in its sole discretion, determine to provide a Participant with an alternative supplemental pension benefit under this Plan, provided that the Company and such Participant negotiate or have previously negotiated a supplemental pension arrangement that provides for amounts to be paid other than the Benefits otherwise provided pursuant to the other terms hereof the amount of such Participant's supplemental pension, the manner of payment thereof and any other terms or conditions applicable thereto shall be as set forth in the agreement between the Company and the Participant with respect to such arrangement. Articles VII, VIII and IX of the Plan shall apply to the supplemental pension payable pursuant to any such arrangement to the extent such Articles do not conflict with the provisions of such agreement.

SECTION 4.5 MAXIMUM RETIREMENT BENEFIT. Anything in this Plan to the contrary notwithstanding, the maximum Retirement Benefit payable under this Plan for a Participant shall not exceed $300,000, expressed as a single life annuity payable over the Participant's life, unless otherwise determined by the Committee.


                                   ARTICLE V
                         PAYMENT OF RETIREMENT BENEFIT

SECTION 5.1 PAYMENT OF RETIREMENT BENEFITS. A Participant who retires under this Plan from the employ of his Employer and all Controlled Group Members on or after his Normal Retirement Date or Early Retirement Date shall then be entitled to, and shall receive, a Retirement Benefit, determined in accordance with Section 4.1 or 4.2, as applicable. Such Benefit shall commence to be paid not later than ninety (90) days following the date the Participant's retirement from his Employer becomes effective.

SECTION 5.2 FORM OF RETIREMENT BENEFITS. To the extent a Benefit is payable to a Participant under Section 5.1, it shall be paid in the form of a single life annuity, or any actuarially equivalent survivor annuity (determined using a mortality assumption selected by the Committee in its sole discretion). Notwithstanding the preceding, at the discretion of the Committee, such Benefit may be paid in the form of a single lump sum that is the actuarially equivalent to such single life annuity. Such actuarial equivalence shall be determined using a mortality assumption selected by the Committee in its sole discretion and an assumed interest rate of eight percent (8%).

SECTION 5.3 PAYMENT PROCEDURE. The Employer shall establish and maintain an Account for each Participant and beneficiary who is receiving a Benefit under the Plan. Immediately prior to any distribution hereunder to any Participant or beneficiary, the Employer shall credit the amount of such distribution to such Account and then immediately distribute or commence to distribute the amount so credited to the Participant, or as applicable, to his beneficiary. Neither the Participant nor his beneficiary(s) shall have any interest or right in any such Account at any time. All amounts credited to the Accounts established under the Plan shall be credited solely for the purpose of effecting distributions hereunder and shall remain assets of the Employer subject to the claims of such Employer's general creditors.


                                   ARTICLE VI
               PAYMENT OF BENEFIT ON OR AFTER DEATH OR DISABILITY

SECTION 6.1 COMMENCEMENT OF BENEFIT PAYMENTS BEFORE VESTING. If a Participant dies or becomes Disabled while employed by his Employer but prior to becoming entitled to a Retirement Benefit under Section 5.1, the Committee may provide that the Participant or his surviving Spouse shall receive a Benefit computed under Section 4.2, as if the Participant had retired immediately prior to his death or Disability and, if such death or Disability occurred prior to his attainment of age fifty-five (55), as if he had attained such age.

SECTION 6.2 COMMENCEMENT OF BENEFIT PAYMENTS AFTER VESTING. If a Participant dies or becomes Disabled while employed by his Employer after becoming entitled to a Retirement Benefit under Section 5.1 but prior to commencing the receipt of his Benefit, he or his surviving Spouse shall receive a Benefit computed under Section 4.2 as if the Participant had retired immediately prior to his death or Disability at his then attained age.

SECTION 6.3 FORM OF PAYMENT. Any Benefit payable under this Article VI to a Participant who is Disabled shall be paid in any form permitted under and determined in accordance with Section 5.2. Any Benefit payable under this Article to the Spouse of a Participant who has died prior to commencing the receipt of his Benefit shall be paid in the form of a 100% pre-retirement spouse annuity based upon the Participant's Benefit as though he had retired the day before his death and elected a 100% joint and survivor annuity form of benefit with his Spouse as the survivor beneficiary and determined in accordance with Section 5.2.

SECTION 6.4 COMMITTEE ACTION. The Committee may, in its sole discretion, provide that the amount of the Retirement Benefit payable on death or Disability shall be enhanced (including, but limited to, an enhancement that takes into account projected additional Years of Service or increases in Compensation that would have occurred absent the Participant's death or Disability).


                                  ARTICLE VII
                                 ADMINISTRATION

SECTION 7.1 GENERAL. The Company shall appoint the Administrator, consisting of two or more individuals who have accepted appointment thereto. The members of the Administrator shall serve at the discretion of the Company and may resign by written notice to the Company. Vacancies in the Administrator shall be filled by the Company. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for administration of the Plan. The Administrator shall be the "named fiduciary" within the meaning of Section 402(c)(2) of ERISA.

SECTION 7.2 ADMINISTRATIVE RULES. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

SECTION 7.3  DUTIES.  The Administrator shall have
the following rights, powers and duties:

         (a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Employers and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

         (b) The Administrator shall have the sole and absolute duty and authority to interpret and construe the provisions of the Plan, to determine eligibility for Benefits and the appropriate amount of any Benefits, to decide any question which may arise regarding the rights of employees, Participants and beneficiaries and the amounts of their respective interests, to construe any ambiguous provision of the Plan, to correct any defect, supply any omission or reconcile any inconsistency, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

         (c) The Administrator may appoint such agents, counsel, accountants, consultants and other persons as it deems necessary to assist in the administration of the Plan, including, without limitation, employees of an Employer.

         (d) The Administrator shall periodically report to the Board with respect to the status of the Plan.

SECTION 7.4 FEES. No fee or compensation shall be paid to any person for services as the Administrator.

SECTION 7.5 LIMITATION OF ACTIONS. No individual acting on behalf of the Administrator pursuant to this Article shall have any right to vote upon or decide any matters relating solely to his own rights under the Plan.

                                  ARTICLE VIII
                                CLAIMS PROCEDURE


SECTION 8.1 GENERAL. Any claim for Benefits under the Plan shall be filed by the Participant or beneficiary ("claimant") on the form prescribed for such purpose with the Administrator. A decision on a claim shall be made within ninety (90) days after receipt of the claim by the Administrator, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and eighty (180) days after receipt of the claim.

SECTION 8.2 DENIALS. If a claim under the Plan is wholly or partially denied, written notice of the decision shall be furnished to the claimant by the Administrator. Such notice shall be written in a manner calculated to be understood by the claimant and shall set forth:

         (a)     the specific reason or reasons for the denial;

         (b) specific reference to the pertinent provision of the Plan upon which the denial is based;

         (c) a description of any additional material or information necessary for the claimant to perfect the claim; and

         (d)     an explanation of the claim review procedure under Sections
                 8.3 and 8.4.

SECTION 8.3 APPEALS PROCEDURE. In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

         (a) request a review by written application to the Administrator, or its designate, no later than sixty (60) days after receipt by the claimant of written notification of denial of a claim;

         (b)     review pertinent documents; and

         (c)     submit issues and comments in writing.

SECTION 8.4 REVIEW. A decision on review of a denied claim shall be made not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and twenty (120) days after receipt of a request for review. The decision on review shall be in writing, shall be written in a manner calculated to be understood by the claimant, shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based and shall, to the extent permitted by law, be final and binding on all interested persons.


                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

SECTION 9.1 AMENDMENT AND TERMINATION. The Company reserves the right to amend or terminate the Plan in any manner that it deems advisable and at any time, by a resolution of the Board. Notwithstanding the preceding, no amendment or termination of the Plan shall reduce the vested Benefit of any Participant determined as of the day immediately preceding the effective date of such amendment or termination.

SECTION 9.2 NO ASSIGNMENT. A Participant shall not have the power, without the consent of the Administrator, to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise. If a Participant (or beneficiary) attempts to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in a Participant's (or beneficiary's) Benefit, or if by reason of his bankruptcy or other event that would permit any other individual to obtain his right to his Benefit, he would not be able to enjoy his Benefit, the Administrator may, in its sole discretion, terminate the Participant's (or beneficiary's) interest in any Benefit to the extent the Administrator considers it necessary or advisable to prevent or limit the effects of such occurrence. Such termination shall be effected by filing a declaration with the Company and delivering a copy of such declaration to the Participant (or beneficiary).

Any Benefit affected by such termination of interests shall be retained by the Company and, in the Administrator's sole discretion, may be paid or expended for the benefit of the affected Participant (or beneficiary), his spouse, his children or any other person dependent upon him, in such manner as the Administrator determines is proper.

SECTION 9.3 SUCCESSORS AND ASSIGNS. The provisions of the Plan are binding upon and inure to the benefit of each Employer, its successors and assigns, and the Participant, his beneficiaries, heirs, legal representatives and assigns.

SECTION 9.4 GOVERNING LAW. The Plan shall be subject to and construed in accordance with the laws of the State of Ohio, except to the extent pre-empted by applicable Federal law.

SECTION 9.5 NO GUARANTEE OF EMPLOYMENT. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of any Controlled Group Member or any equity or other interest in the assets, business or affairs of a Controlled Group Member. No Participant hereunder shall have a security interest in assets of an Employer used to make contributions or pay benefits.

SECTION 9.6 SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

SECTION 9.7 NOTIFICATION OF ADDRESSES. Each Participant and each beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no address was filed, then to the last post office address of the Participant or beneficiary as shown on the Employer's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Administrator nor any Employer shall be obligated to search for or ascertain the whereabouts of any Participant or beneficiary.

SECTION 9.8 BONDING. The Administrator and all agents and advisors employed by it shall not be required to be bonded.

SECTION 9.9 WITHDRAWAL OF EMPLOYER. An Employer (other than the Company) may withdraw from participation in the Plan and such withdrawal shall constitute a termination of the Plan as to that Employer; provided, however, that the Employer shall continue to be treated as an Employer under the Plan with respect to those Participants (and beneficiaries) to whom the Employer owes a continuing obligation under the Plan. An Employer may withdraw by executing a written instrument of withdrawal, approved by its board of directors, and such withdrawal shall be effective on the date designated in the instrument or, if no date is specified, on the date of execution of the instrument.


                                   ARTICLE X
                                    FUNDING

The entire cost of this Plan shall be paid from the general assets of the Employer. No liability for the payment of benefits under the Plan shall be imposed upon any officer, trustee, employee, or agent of an Employer.


                                  ************

The undersigned, pursuant to the approval of the Board on July 21, 1994, does herewith execute The Lincoln Electric Company Supplemental Executive Retirement Plan.




                                               /s/ Donald F. Hastings
                                              ----------------------------------
                                              Chairman of the Board of Directors






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